UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  October 27, 2009

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The sole purpose of this amendment is to add Item 7.01 to FPL Group Inc.'s (FPL Group) and Florida Power & Light Company's (FPL) Current Report on Form 8-K, as originally filed with the Securities and Exchange Commission on October 27, 2009.  The remainder of the information contained in the original Form 8-K filing is not hereby amended.

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On October 27, 2009, FPL Group held a public conference call to discuss its financial results for the third quarter of 2009 that were announced in the press release furnished as Exhibit 99 to the original Form 8-K filed by FPL Group and FPL on October 27, 2009.  On the conference call, FPL Group discussed its revised 2009 and 2010 adjusted earnings per share expectations.  In addition, FPL Group stated that its previously announced expectations relating to average adjusted earnings per share growth of at least 10% per year from 2006 to 2012 were not being updated and should not be relied upon.  FPL Group indicated that it currently plans to furnish new longer term expectations at its public investor conference scheduled for May 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
FLORIDA POWER & LIGHT COMPANY
(Registrants)

Date:  October 28, 2009

K. MICHAEL DAVIS
K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc.
Vice President, Accounting and
Chief Accounting Officer of Florida Power & Light Company
(Principal Accounting Officer of the Registrants)